SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2006



                            HIGHLANDS BANKSHARES, INC.
              (Exact name of registrant as specified in its charter)


      West Virginia                       0-16761               55-0650793
------------------------             -------------------        -------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


         P. O. Box 929
  Petersburg, West Virginia                                         26847
--------------------------------                              ---------------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant's Certifying Accountant

      At its regularly scheduled meeting held February 14, 2006, the Board of Directors of Highlands Bankshares, Inc. ("Highlands"), upon recommendation by its Audit Committee, selected the firm of Smith Elliott Kearns & Company, LLC for ratification by shareholders at the 2006 Annual Meeting of Shareholders as Highlands' independent registered public accountant for the fiscal year 2006. Smith Elliott Kerns & Company, LLC has not, in any capacity, been employed by Highlands in the past and neither the firm nor any of its employees has any direct or indirect financial interest in Highlands.




                                       HIGHLANDS BANKSHARES, INC.
                                       (Registrant)

                                       /s/ R. ALAN MILLER
                                       --------------------------------
                                       R. Alan Miller
                                       Finance Officer
February 14, 2006